               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                       Emtec, Inc.
..................................................................
     (Name of Registrant as Specified In Its Charter)

..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:

     ............................................................

     (2) Aggregate number of securities to which transaction applies:

     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     .......................................................

     (4) Proposed maximum aggregate value of transaction:

     .......................................................

     (5)  Total fee paid:

     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          .......................................................

          (2) Form, Schedule or Registration Statement No.:

          .......................................................

          (3) Filing Party:

          .......................................................

          (4) Date Filed:

          .......................................................

                                   EMTEC, INC.
                               817 East Gate Drive
                         Mount Laurel, New Jersey 08054


                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 19, 2003

                               ------------------



Dear Stockholders,

         On Friday, December 19, 2003, Emtec, Inc. will hold its Annual Meeting of Stockholders at the Wyndham Hotel, 1111 Route 73, Mount Laurel, New Jersey 08054. The meeting will begin at 10:00 a.m.

         At the meeting we will:

         o Elect two directors to Class A of the Board of Directors to serve for three year terms;

         o Elect one director to Class B of the Board of Director to serve for a one year term; and

         o    Attend to any other business properly brought before the meeting.


         Only stockholders of record at the close of business on November 21, 2003 are entitled to vote at the annual meeting. Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy, which is solicited by our board of directors, and promptly return it in the pre-addressed envelope provided for that purpose. Any stockholder may revoke his or her proxy at any time before the annual meeting by giving written notice to such effect, by submitting a subsequently dated proxy or by attending the annual meeting and voting in person.





                                                     /s/ Rosemary Howlett
                                                     -----------------------
                                                     Rosemary Howlett,
                                                     Secretary



Mount Laurel, New Jersey
November 21, 2003

                                   EMTEC, INC.
                               817 East Gate Drive
                         Mount Laurel, New Jersey 09054

                                -----------------

                                 PROXY STATEMENT

                                -----------------




                                TABLE OF CONTENTS


                                                                                      Page
                                                                                      ----
Questions and Answers..................................................................1

The Proposal You May Vote On...........................................................3

Stock Ownership........................................................................6

Executive Compensation.................................................................8

Certain Relationships and Related Transactions.........................................9

Performance Graph.....................................................................10

Independent Auditors..................................................................11

Stockholder Proposals for the 2004 Annual Meeting.....................................11


                              QUESTIONS AND ANSWERS


Q:      WHO IS SOLICITING MY VOTE?

A: This proxy solicitation is being made and paid for by Emtec, Inc. Proxies are being solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by us.

Q:      WHEN WAS THE PROXY STATEMENT MAILED TO STOCKHOLDERS?

A: This proxy statement was first mailed to stockholders on or about November 21, 2003.

Q:      WHAT MAY I VOTE ON?

A: The election of two directors, to Classs A of the Board of Directors to serve for three year terms; and the election of one director to Class B of the Board of Directors to serve for a one year term.

Q:      HOW DOES THE BOARD RECOMMEND I VOTE ON THIS PROPOSAL?

A:      The Board recommends a vote FOR the nominees.

Q:      WHO IS ENTITLED TO VOTE?

A: Stockholders as of the close of business on November 21, 2003 (the Record Date) are entitled to vote at the Annual Meeting.

Q:     HOW DO I VOTE?

A: Sign and date each proxy cards you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the proposal. You have the right to revoke your proxy at any time before the meeting by:

       (1) notifying our Executive Vice President, Ronald A. Seitz, at our address shown above, (2) voting in person, or (3) returning a later-dated proxy card.

Q:     WHAT IF MY SHARES ARE HELD THROUGH A BANK OR BROKER:

A: Stockholders who hold their shares through a bank or broker can also vote via the Internet if this option is offered by the bank or broker.

Q:     WHO WILL COUNT THE VOTE?

A:     Representatives of our transfer agent, Zions Bank, will count the votes.

Q:     IS MY VOTE CONFIDENTIAL?

A: Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Zions Bank, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit Zions Bank to tabulate and certify the vote, and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

Q:     HOW MANY SHARES CAN VOTE?

A. As of November 21, 2003, 7,080,498 shares of common stock were issued and outstanding. Every holder of common stock is entitled to one vote for each share held.

Q:     WHAT IS A QUORUM?

A: A "quorum" is a majority of the outstanding shares of common stock. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. A proposal must receive more than 50% of the shares voting to be adopted. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. An abstention has the same effect as a vote AGAINST a proposal. A WITHHELD vote will be counted for quorum purposes. However, a WITHHELD vote is not deemed present for purposes of determining whether shareholder approval has been obtained.

Q:     WHO CAN ATTEND THE ANNUAL MEETING:

A: All stockholders on November 21, 2003 can attend. If your shares are held through a broker and you'd like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker), and we will permit you to attend the meeting.

Q:     HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A: We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to John P. Howlett, our chairman, and Ronald A. Seitz, our executive vice president, to vote on such matters at their discretion.

Q:     WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

A: As of November 21, 2003, John P. Howlett owned 1,400,910 shares of Emtec (19.79%), Ronald A. Seitz owned 829,519 shares (11.72%), Tom Dresser and Richard Landon each owned 1,029,774 shares (14.54%) and Carla Seitz owned 782,707 shares(11.05%).

Q:     WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING DUE?

A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Ronald A. Seitz, our executive vice president, at our address, prior to April 30, 2004.

Q:     CAN A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF THE COMPANY?

A: As a shareholder, you may recommend any person as a nominee for director by writing to our Chairman, John Howlett, at our address shown above. Recommendations must be received prior to April 30, 2004 for the 2004 Annual Meeting. They must be accompanied by the name, residence and business address of the nominating shareholder. They must include a representation that the shareholder is a record holder of our common stock or holds the stock through a broker. They must state the number of shares held. The recommendations must include a representation that the shareholder intends to appear in person or by proxy at the meeting of the stockholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting. They must include information regarding each nominee that would be required to be included in a proxy statement. They must also include a description of any arrangement or understanding between and among the shareholder and each and every nominee. Finally, the recommendations must include the written consent of each nominee to serve as a director, if elected.

                          THE PROPOSAL YOU MAY VOTE ON

ELECTION OF DIRECTORS

         Our Board of Directors currently has four directors, divided into two classes. Three of the directors, class A directors, serve for a three-year term. One director, the class B director, serves for a one-year term. Two class A directors and one class B director are to be elected at this meeting. The class A directors will serve for a term of three years or until their respective successor is elected and qualified and the class B director will serve for a term of one year or until his successor is elected and qualified.

         Mr. Howlett, Mr. Seitz and Mr. Raymond have indicated that they will serve if elected. We do not anticipate that any of them will be unable to stand for election. It that occurred, the Board would designate a substitute. If a substitute were designated, proxies voting on the original director candidate would be cast for the substituted candidate.

Information about the Nominees

Nominee for election to the Board of Directors for a three-year term expiring in 2006.

         John P. Howlett                     Director since January 2001

         John P. Howlett, age 59, has served as our Chairman of the Board and Chief Executive Officer since January 17, 2001 and Chief Executive Officer of Emtec-NJ since August, 1997 and Chairman of Emtec-NJ since August, 1998. He has been a director of Emtec-NJ since October, 1996. Mr. Howlett was the founder (in 1983) of Cranford, New Jersey-based Comprehensive Business Systems, Inc. (CBSI). CBSI primarily provided microcomputer systems, network integration, training, and data communications to mid-size and Fortune 1000 corporations. In October 1996, CBSI merged into Emtec-NJ. Prior to founding CBSI, Mr. Howlett was with the AT&T Long Lines Division for twelve years. He earned a Bachelor of Science degree in Electrical Engineering from Rose Hulman Institute of Technology in Terre Haute, Indiana, and a Master of Business Administration degree from Fairleigh Dickinson University in New Jersey. A Vietnam veteran, Mr. Howlett served in the U.S. Army for four years.

         Ronald A. Seitz                     Director since January 2001

         Ronald A. Seitz, age 56, has been our President and Chief Operating Officer since February 2003 and Executive Vice-President and a director since January 17, 2001 and Executive Vice President of Emtec-NJ since March, 1996. Prior to that he was the Chief Operating Officer of Emtec-NJ. He has been a director of Emtec-NJ since April, 1995. Mr. Seitz was the founder (in 1980) of Charleston, South Carolina-based Computer Source, Inc. (CSI). CSI primarily provided microcomputer systems, network integration, and data communications to mid-size and Fortune 1000 corporations. In April 1995, CSI merged with Landress Information Systems of Mt. Laurel, New Jersey to become Emtec-NJ. Prior to founding CSI, Mr. Seitz was employed for six years as an engineer with the U.S. government in Washington, DC. He graduated from North Carolina State University with a Bachelor of Science degree and from George Washington University with an MBA in computer science. Mr. Seitz also holds a DMD degree from the Dental School at the Medical University of South Carolina.

Nominee for election to the Board of Directors for a one-year term expiring in 2004.

         George F. Raymond                   Director since August 2002

         George F. Raymond, age 66, has been our director since August 22, 2002. Mr. Raymond has been retired from active employment since 1989. Since his retirement, he has worked as a consultant to the information technology industry. In 1972, Mr. Raymond founded Automatic Business Centers, Inc., a payroll process service company and served as its president until its sale to Automatic Data Processing in 1989. In 1965 he co-founded Computer Services Inc, a general purpose data processing service company, which was purchased by Management Data Corp. in 1969. Mr. Raymond served as the president of Computer Services Inc. until 1972. Prior thereto, Mr. Raymond was a management consultant with Touche Ross & Co. from 1961 to 1965. Currently Mr. Raymond serves on the Board of directors of five companies, four of which are publicly traded.

Board Recommendation

         You may vote for or abstain from voting on this matter. Assuming a quorum is present, we need the affirmative vote of the holders of a majority of the shares of common stock present at the annual meeting (in person or by proxy) and entitled to vote for the election of directors. If you withhold your vote from one or more directors, it will have the effect of a vote against the director or directors that you indicate.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES, JOHN P. HOWLETT AND RONALD A. SEITZ, AS CLASS A DIRECTORS AND FOR THE ELECTION OF GEORGE F. RAYMOND AS A CLASS B DIRECTOR.

Current Director Whose Terms expire in 2004

         R. Frank Jerd, age 61, was appointed as a director upon the consummation of our merger with Emtec-NJ on January 17, 2001. Mr. Jerd is, and has been, chief executive officer of Viecore FSD Corporation, a software development company, since May 2002. From 1994 to May 2002, he was a technology consultant for Montauk Capital in New York. He was CEO of Gandalf Systems Corporation from 1993 to 1994. From 1992 to 1993, he was also chief executive officer of Benesys, Inc., a medical software company. Mr. Jerd earned a Bachelor of Science Degree in Mathematics at Marshall University.

Board and Committee Meetings

         Our business is managed under the direction of the Board of Directors. The Board delegates the conduct of business to the Company's senior management team.

         Our Board usually meets four times a year in regularly scheduled meetings. It may meet more often if necessary. The Board held eight meetings in fiscal 2003. Each director attended all of the meetings. The Chairman usually determines the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings. Board members may also raise other matters at the meetings.

         The Board of Directors has no audit committee or compensation committee. The Board of Directors as a whole makes all such determinations and any director who as is an "interested" party in a specific matter abstains from voting on such matter.

         In May, 2001, a nominating committee was appointed to select nominees for election as directors. Messrs. Seitz and Jerd are its current members. The nominating committee has the power and duty to make recommendations to the Board of Directors as to suitable nominees for election to the Board of Directors by the stockholders and by the remaining members of the Board of Directors, to fill newly created directorship and to fill any vacancies which shall occur. During fiscal year 2003 the Nominating Committee held two meetings and both members attended all the meetings.

Director Compensation

         Non-employee directors receive annual compensation of $10,000. Directors also receive stock options at the discretion of the Board. Non-employee directors receive reimbursement of out-of-pocket expenses incurred for each board meeting or committee meeting attended.

                                 STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners and Management

         The following table shows, as of November 21, 2003, the beneficial ownership of shares of our common by each of our directors and named executive officers, by entities owning 5% or more of our common stock and by all current directors and executive officers as a group. The table also includes shares issuable upon exercise of options or warrants shares that are currently exercisable or will be exercisable within 60 days of, September 30, 2002.


Name and Address of                                         Amount and Percentage of Beneficial
Beneficial Owner(1)                                                    Ownership(2)
-----------------------------------------------------       -----------------------------------
John P. and Rosemary A. Howlett                                1,400,910           19.79%

Ronald A. Seitz                                                  829,519(3)        11.72%

Sam Bhatt                                                         37,204             .52%

Guy Fessenden                                                          0               0

R. Frank Jerd                                                     60,000             .84%

George F. Raymond                                                 30,000             .42%

Tom Dresser                                                    1,029,774           14.54%
3505 S. Ocean Boulevard
Hollywood, FL 33019

Richard Landon                                                 1,029,774           14.54%
142 York Road
Delran, NJ 08075

Carla Seitz                                                      782,707(4)        11.05%
P.O. Box 2243
Mt. Pleasant, SC 29465

All executive officers and directors as a group (6             3,140,340           43.71%
persons)

-----------------
(1) Each stockholder's address is c/o Emtec, 817 East Gate Drive, Mount Laurel, New Jersey, unless otherwise indicated.

(2) As used herein, beneficial ownership means the sole or shared power to vote, or direct the voting of, a security, or the sole or shared power to invest or dispose, or direct the investment or disposition, of a security. Except as otherwise indicated, all persons named herein have
         (i) sole voting power and investment power with respect to their shares, except to the extent that authority is shared by spouses under applicable law and (ii) record and beneficial ownership with respect to their shares; also includes any shares issuable upon exercise of options or warrants that are currently exercisable or will become exercisable within 60 days of after the date of this proxy statement.

(3) Excludes 782,707 shares owned by Carla Seitz, Mr. Seitz's spouse. Mr. Seitz disclaims any beneficial interest in these shares.

(4) Excludes 829,519 shares owned by Ronald A. Seitz, Mrs. Seitz's spouse. Mrs. Seitz disclaims any beneficial ownership in these shares.

Compliance with Section 16(a) of the Exchange Act of 1934

         Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such common stock with the Securities and Exchange Commission, and to file copies of such reports with us. Based solely upon a review of the copies of such reports filed with the Company, the Company believes that during the fiscal years ended March 31, 2003 and 2002, such reporting persons complied with the filing requirements of said Section 16(a), except that Mr. Guy Fessenden was not timely in the filing of his Initial Statement of Beneficial Ownership of Securities and Mr. James Fishkin was not timely in the filing on one monthly report indicating that he was no longer subject to Section 16.

                             EXECUTIVE COMPENSATION


Summary Compensation Table


         The following table sets forth the aggregate compensation that we paid for services rendered to us in all capacities during our fiscal years ended March 31, 2003, 2002 and 2001 by our chief executive officer and by our other executive officers whose cash compensation exceeded $100,000 per year in any such year.

                           Summary Compensation Table


                                                                                     Long Term Compensation
                                                                        ------------------------------------------------
                                 Annual Compensation                            Awards            Payouts
                               -------------------------                -----------------------  --------
                                                                       Restricted     Number     Long Term
     Name and       Fiscal                               Other Annual    Stock          of       Incentive    All Other
Principal Position   Year        Salary      Bonus       Compensation    Awards       Options     Payouts   Compensation
------------------   ----        ------      -----       ------------    ------       -------     -------   ------------

John P. Howlett      2003      $212,000       --            --            --            --          --      $18,553(1)
- Chief Executive    2002      $204,000       --            --            --            --          --      $16,750(1)
- Officer            2001      $200,000     $54,000          --            --            --          --     $13,724(1)

Ronald A. Seitz
- Chief Operating    2003      $212,000        --            --            --            --          --     $ 6,642(2)
- Officer and        2002      $204,000        --            --            --            --          --     $ 6,704(2)
- President          2001      $200,000     $54,000          --            --            --          --     $ 6,944(2)

Sam Bhatt            2003      $120,000        --            --            --            --          --          --
- Vice President     2002      $114,545        --            --            --            --          --          --
- Finance            2001      $ 95,983     $ 9,826          --            --            --          --          --

Guy Fessenden
- Executive Vice-
  President          2003      $150,000        --        $83,330(3)        --            --          --          --


------------------

(1) Reflects employer contributions for life insurance premiums and for disability insurance premiums.

(2)  Reflects employer contribution for life insurance premiums.

(3)  Reflects recoverable commission draw paid during fiscal 2003.

                   Stock Option Grants During Fiscal Year 2003

         None of the named executive officers listed in the Summary Compensation Table were granted stock options during the fiscal year ended March 31, 2003.

         Set forth below is information with respect to unexercised options held by our named executive officers to purchase our common stock

                 Aggregated Option Exercises in Fiscal Year 2003
                        and Fiscal Year End Option Values


                                                              Number of Unexercised
                             Number of                     Securities Underlying Options     Value of Unexercised
                              Shares                           at March 31, 2003              In-the-Money Options
                            Acquired on      Value         -----------------------------   ---------------------------
Name                         Exercise       Realized        Exercisable    Unexercisable   Exercisable   Unexercisable
-----------------------     -----------     --------        -----------    -------------   -----------   -------------
John P. Howlett........         --             $ 0                  0             0          $ 0             $ 0
Ronald A. Seitz........         --             $ 0                  0             0          $ 0             $ 0
Sam Bhatt..............         --             $ 0             14,450         5,250          $ 0             $ 0
Guy Fessenden                   --             $ 0                  0             0          $ 0             $ 0


           Compensation Committee Interlocks and Insider Participation

         Currently, there is no compensation committee. The members of the entire board deliberate and decide compensation. Neither Mr. Jerd nor Mr. Raymond is or has been an employee or an officer of our company. Mr. Howlett is our Chairman, and Chief Executive Officer, and Mr. Seitz is our President and Chief Operating Officer.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         At March 31, 2002 Emtec owed $19,000 to a Company officer's relative. This loan was paid in full during the fiscal year ended March 31, 2003. Except for quarterly interest payments there was no other loan activity during the period. Interest paid on the loan was $1,710, $2,280 and $2,280 for the years ended March 31, 2003, 2002 and 2001, respectively.

         There are no other relationships or related party transactions of a nature required to be disclosed hereunder.

                                PERFORMANCE GRAPH


         The following graph illustrates the cumulative total shareholder return (rounded to the nearest whole dollar) of our common stock during the period from January 17, 2001 -- the date on which we acquired Emtec, Inc., a New Jersey corporation, and commenced our current business -- through March 31, 2003 and compares it to the cumulative total return on (i) the Nasdaq Composite Index and
(ii) the Peer Group Index (capitalization weighted). The comparison assumes a $100 investment on January 17, 2001 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. This table is not intended to forecast future performance of our common stock.


                                   EMTEC, INC.
                           RELATIVE MARKET PERFORMANCE
                 TOTAL RETURN JANUARY 17, 2001 - MARCH 31, 2003

                             [Performance Graph]


                             1/17/2001    3/31/2001   6/30/2001   9/30/2001    12/31/2001   3/31/2002
EMTEC, INC.                   $ 100.00      $ 61.32     $ 31.16     $ 36.23       $ 50.72     $ 43.48
NASDAQ STOCK MARKET (U.S.)    $ 100.00      $ 68.60     $ 80.53     $ 55.87       $ 72.70     $ 68.78
PEER GROUP                    $ 100.00      $ 85.21     $ 99.33     $ 67.76       $ 80.23    $ 107.21


                             6/30/2002    9/30/2002  12/31/2002   3/31/2003
EMTEC, INC.                    $ 30.43      $ 25.36     $ 26.09     $ 21.01
NASDAQ STOCK MARKET (U.S.)     $ 54.54      $ 43.69     $ 49.78     $ 49.99
PEER GROUP                     $ 97.39      $ 84.68     $ 97.19     $ 38.19


(1) Graph assumes $100 invested on January 17, 2001 in the Company's Common Stock, the Nasdaq Composite Index and the Peer Group Index (capitalization weighted).

(2) Cumulative total return assumes reinvestment of dividends, if any.

(3) The Company has constructed a Peer Group Index consisting of other computer systems integrators that also provide information technology consulting services to their clients, including CompuCom Systems, Inc., Datatec Systems, Inc., Alphanet Solutions, Inc., Micros-to-Mainframes, Inc., Pomeroy Computer Resources, Inc., and TransNet Corporation. The Company believes that these companies most closely resemble the Company's business mix and that their performance is representative of the industry.

                              INDEPENDENT AUDITORS

         Baratz & Associates, P.A. ("BA") was retained as our independent auditors for our fiscal year ended March 31, 2003 and we intend to retain BA as our independent auditors for our fiscal year ending March 31, 2004. We did not consult with BA during either the prior fiscal years or the interim period with respect to (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event. We expect representative of BA to attend the annual meeting.

         The following table sets forth the aggregate fees incurred by us for the fiscal year ended March 31, 2003 to our principal auditing firm:


Audit Service Fees.........................................................   $ 86,000
Tax Service Fees...........................................................   $ 16,000
401K Plan Audit............................................................   $  7,000
All Other Accounting Service Fees..........................................   $  7,000
                                                                              --------
Total......................................................................   $116,000
                                                                              ========

                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

         Under SEC rules, stockholders intending to present a proposal at the 2004 Annual Meeting and have it included in our proxy statement must submit the proposal in writing to Ronald A. Seitz, Executive Vice President, Emtec, Inc., 817 East Gate Drive, Mount Laurel, New Jersey 08054. We must receive the proposal no later than April 30, 2004.

                                                                    Appendix I

                                   EMTEC, INC.

                       2003 ANNUAL MEETING OF STOCKHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John P. Howlett and Ronald A. Seitz as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to vote all shares of common stock of Emtec, Inc. (the "Company") held of record by the undersigned at the 2003 Annual Meeting of Stockholders, to be held at the Wyndham Hotel, 1111 Route 73, Mount Laurel, New Jersey 08054, on Friday, December 19, 2003 at 10:00 a.m., or any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder.

If no direction is given, this proxy will be voted "for" each of the proposals set forth on the reverse side

                 (Continued and to be Completed on Reverse Side)

[X]      Please mark
         your votes as
         indicated in
         this example


1. Election of Directors:

  FOR              WITHHELD
Nominee          From Nominee        Nominee: John P. Howlett (3 year term)
  [ ]                [ ]

  FOR              WITHHELD
Nominee          From Nominee        Nominee: Ronald A. Seitz (3 year term)
  [ ]                [ ]

  FOR              WITHHELD
Nominee          From Nominee        Nominee: George F. Raymond (1 year term)
  [ ]                [ ]


2. To transact such other business as may properly come before the meeting.


         Yes, I plan to attend the 2003 Annual Stockholders Meeting     [ ]

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Dated:______________________________, 2003

__________________________________________
         Signature

__________________________________________
         Signature


PLEASE SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.